                                    BYLAWS
                                      OF
                          FFP MARKETING COMPANY, INC.

                               TABLE OF CONTENTS
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                                                                        Page
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ARTICLE I - OFFICES....................................................... 1
     Section 1.01  Registered Office...................................... 1
     Section 1.02  Other Offices.......................................... 1
     Section 1.03  Books and Records...................................... 1

ARTICLE II - MEETINGS OF SHAREHOLDERS..................................... 1
     Section 2.01  Location............................................... 1
     Section 2.02  Annual Meetings........................................ 2
     Section 2.03  Special Meetings....................................... 2
     Section 2.04  Notice................................................. 2
     Section 2.05  Meeting Without Notice; Waiver of Notice............... 3
     Section 2.06  Quorum................................................. 3
     Section 2.07  Votes Required for Action.............................. 4
     Section 2.08  Voting Rights.......................................... 4
     Section 2.09  Adjournment............................................ 5
     Section 2.10  Proxies................................................ 5
     Section 2.11  List of Shareholders................................... 6
     Section 2.12  Closing of Share Transfer Records and Fixing
                   Record Date............................................ 6
     Section 2.13  Minutes................................................ 7
     Section 2.14  Notice of Shareholder Business and Nominations......... 7
     Section 2.15  Procedure for Election of Board of Directors...........11
     Section 2.16  Opening and Closing of the Polls.......................11
     Section 2.17  Inspectors.............................................11

ARTICLE III - DIRECTORS...................................................12
     Section 3.01  Management.............................................12
     Section 3.02  Number, Tenure and Qualifications......................12
     Section 3.03  Vacancies..............................................13
     Section 3.04  Removal................................................14
     Section 3.05  Location of Meetings...................................14
     Section 3.06  First Meeting of New Board.............................14
     Section 3.07  Regular Meetings.......................................14
     Section 3.08  Special Meetings.......................................14
     Section 3.09  Notice.................................................15
     Section 3.10  Quorum.................................................15
     Section 3.11  Presumption of Assent..................................16
     Section 3.12  Adjournments...........................................16
     Section 3.13  Action Without Meeting.................................16
     Section 3.14  Telephone Meetings.....................................17
     Section 3.15  Committees of Directors................................17

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                                      ii
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     Section 3.16  Compensation of Directors..............................18
     Section 3.17  Minutes................................................18

ARTICLE IV - NOTICES......................................................18
     Section 4.01  General................................................18
     Section 4.02  Waivers................................................19
     Section 4.03  Attendance as Waiver...................................19
     Section 4.04  Omission of Notice to Shareholders.....................19

ARTICLE V - OFFICERS......................................................20
     Section 5.01  Categories of Officers.................................20
     Section 5.02  Election and Term of Office............................20
     Section 5.03  Chairman of the Board..................................21
     Section 5.04  Vice Chairman of the Board.............................21
     Section 5.05  Chief Executive Officer................................22
     Section 5.06  President..............................................22
     Section 5.07  Vice Presidents........................................22
     Section 5.08  Secretary..............................................23
     Section 5.09  Assistant Secretaries..................................23
     Section 5.10  Treasurer..............................................23
     Section 5.11  Assistant Treasurers...................................24
     Section 5.12  Removal................................................24
     Section 5.13  Salaries...............................................25
     Section 5.14  Vacancies..............................................25
     Section 5.15  Resignations...........................................25

ARTICLE VI - SHARES OF STOCK..............................................26
     Section 6.01  Share Certificates.....................................26
     Section 6.02  Shares of More than One Class..........................27
     Section 6.03  Limitation of Preemptive Rights........................27
     Section 6.04  Signatures.............................................27
     Section 6.05  Lost Certificates......................................28
     Section 6.06  Transfer of Certificates...............................28
     Section 6.07  Restriction of Transfer of Shares......................28
     Section 6.08  Registered Holders of Shares...........................29

ARTICLE VII - GENERAL PROVISIONS..........................................30
     Section 7.01  Dividends..............................................30
     Section 7.02  Reserves...............................................30
     Section 7.03  Books and Records......................................30
     Section 7.04  Checks.................................................31
     Section 7.05  Fiscal Year............................................31
     Section 7.06  Seal...................................................31
     Section 7.07  Construction...........................................31
     Section 7.08  Execution of Written Instruments.......................32


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                                      iii

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     Section 7.09  Signing of Checks and Notes............................32
     Section 7.10  Voting of Securities Held in Other Entities............32
     Section 7.11  Headings...............................................32

ARTICLE VIII - AMENDMENT OF BYLAWS........................................33

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                                      iv

                          FFP MARKETING COMPANY, INC.

                                     BYLAWS
                                     ------

                                   ARTICLE I

                                    OFFICES

          Section 1.01  Registered Office.  The registered office of FFP
                        -----------------
Marketing Company, Inc. (the "Corporation") shall be located at such place within the State of Texas as the Board of Directors may from time to time determine. The initial registered office of the Corporation shall be as specified in the Articles of Incorporation of the Corporation.

          Section 1.02  Other Offices.  The Corporation may also have offices at
                        -------------
such other places, either within or without the State of Texas, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

          Section 1.03  Books and Records.  The books and records of the
                        ------------------
Corporation may be kept, either within or without the State of Texas, at such place or places as the Board of Directors from time to time may designate.

                                   ARTICLE II

                           MEETINGS OF SHAREHOLDERS

          Section 2.01  Location.  All annual meetings of shareholders shall be
                        --------
held at the offices of the Corporation in the State of Texas, or at such other place, within or without the State of Texas, as may be designated by the Board of Directors in a resolution and stated in the notice of the meeting or in a duly executed waiver of notice thereof. All special meetings of shareholders shall be held at such location, within or without the State of Texas, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          Section 2.02  Annual Meetings.  Annual meetings of shareholders shall
                        ---------------
be held at such time and date as may be designated by the Board of Directors, at which the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

          Section 2.03  Special Meetings.   Subject to the rights of the holders
                        ----------------
of any class or series of preferred shares of the Corporation ("Preferred Shares") to elect additional directors under specified circumstances, special meetings of the shareholders may be called only by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors constituting the entire Board of Directors (the "Whole Board"), or by written request to the Secretary by the holders of not less than 50 percent of all of the shares then outstanding and entitled to vote at such meeting (the "Voting Shares"); provided that (i) the Secretary shall inform the shareholders requesting such meeting of the reasonably estimated cost of preparing and disseminating notice thereof and shall not be required to give such notice until the Corporation has received payment in such amount from such shareholders and (ii) unless requested by holders of a majority of the Voting Shares, the Secretary shall not be required to call a special meeting to consider any matter which is substantially the same as a matter voted on at any special meeting of the shareholders held during the twelve (12) months preceding the request to call such new special meeting.

          Section 2.04  Notice.   Written or printed notice, stating the place,
                        ------
day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be prepared and delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, personally or by mail, by or at the direction of the President, the Secretary or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting and to each shareholder or other person, if any, entitled to notice of the meeting. If delivered by mail, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at his or her address as it appears on the share transfer books of the Corporation. If delivered personally, such notice shall be deemed given when so delivered to the shareholder as provided above and if by facsimile, such notice shall be deemed given upon completion of the facsimile transmission to the shareholder as provided above. Meetings may be held without notice if all shareholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 2.05 of these Bylaws. Any previously scheduled meeting of the shareholders may be postponed by resolution of the Board of Directors upon public notice given prior to the date scheduled for such meeting.

          Section 2.05  Meeting Without Notice; Waiver of Notice.  Either before
                        -----------------------------------------
or after a shareholders' meeting, a shareholder may waive notice thereof by executing a waiver of notice to be filed with the Corporation's records of shareholder meetings. Any such written notice shall be deemed to be the equivalent of notice pursuant to Section 2.04 hereof. Attendance at a shareholders' meeting, either in person or by proxy, by a person entitled to notice thereof shall constitute a waiver of notice of the meeting unless such person attends for the sole and express purpose of objecting to the transaction of business on the ground that the meeting was not lawfully called or convened.

          Section 2.06  Quorum.  The holders of a majority of the shares
                        ------
entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of shareholders except as otherwise provided in the Articles of Incorporation in accordance with Article 2.28 of Texas Business Corporation Act, as amended (the "TBCA"). Unless otherwise provided in the Articles of Incorporation, once a quorum is present at a meeting of the shareholders, the shareholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting by any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting. Unless otherwise provided in the Articles of Incorporation, the shareholders represented in person or by proxy at any meeting of the shareholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified and called.

          Section 2.07  Votes Required for Action.
                        -------------------------
          (a) With respect to any matter, other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBCA, the affirmative vote of the holders of a majority of the shares entitled to vote on that matter and represented in person or by proxy at a meeting of shareholders at which a quorum is present shall be the act of the shareholders, unless otherwise provided by the Articles of Incorporation in accordance with Article 2.28 of the TBCA. Unless otherwise provided in the Articles of Incorporation, these Bylaws, any resolution adopted by the Board of Directors authorizing a series of preferred Shares, or any resolution adopted by the Whole Board. Unless otherwise provided in the Articles of Incorporation in accordance with Article 2.28 of the TBCA, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

          Section 2.08  Voting Rights.   Subject to the rights of the holders of
                        -------------
any class or series of Preferred Shares to elect directors under specified circumstances, and to the laws of the State of Texas, each shareholder having the right to vote shall be entitled at every meeting of shareholders to one (1) vote for every share standing in his or her name on the record date fixed by the Board of Directors pursuant to Section 2.12 of these Bylaws. Except as otherwise provided by law, the Articles of Incorporation, these Bylaws, any resolution adopted by the Board of Directors authorizing a series of Preferred Shares, or any resolution adopted by a majority of the Whole Board, all matters submitted to the shareholders at any meeting (other than the election of directors) shall be decided by a majority of the votes cast with respect thereto, except to the extent that the voting rights of the shares of any class are limited or denied by the Articles of Incorporation or the TBCA.

          Section 2.09  Adjournment.  A meeting of shareholders convened on the
                        -----------
date for which it was called may be adjourned prior to the completion of business thereat to a date not more than one hundred twenty (120) days after the record date of the original meeting. Notice of a subsequent meeting held as a result of an adjournment, other than by announcement at the meeting at which the adjournment was taken, shall not be necessary. If a quorum is present or represented at such subsequent meeting, any business may be transacted thereat which could have been transacted at the meeting which was adjourned.

          Section 2.10  Proxies.  A shareholder may vote in person or by proxy
                        -------
executed in writing by the shareholder. A telegram, telex, cablegram or similar transmission by the shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder shall be treated as an execution in writing for purposes of this Section. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

          Section 2.11  List of Shareholders.  The officer or agent having
                        --------------------
charge of the stock transfer books shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during the usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer book or to vote at any such meeting of shareholders.

          Section 2.12  Closing of Share Transfer Records and Fixing Record
                        ---------------------------------------------------
Date. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders, or shareholders entitled to receive payment of any dividend or distribution or the allotment of any rights, or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of shareholders for any other proper purpose. The record date may not be prior to the close of business on the day the record date is fixed. Such record date shall not be prior to the close of business on the day such date is fixed and not more than sixty (60) days, and in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken.

     If no record date is fixed, the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of the business on the day on which notice of the meeting is mailed. If no record date is fixed, the record date for determining shareholders for any purpose other than that specified in the preceding sentence shall be at the close of business on the day on which the resolution of the Board of Directors relating thereto is adopted.

     When a determination of shareholders of record entitled to notice of, or to vote at, any meeting of shareholders has been made as provided in this Section 2.12, such determination shall apply to any future meeting in respect of an adjournment thereof, unless the directors fix a new record date under this section for such future meeting.

          Section 2.13  Minutes.  The shareholders shall keep regular minutes of
                        -------
their proceedings, and such minutes shall be placed in the minute book of the Corporation.

          Section 2.14  Notice of Shareholder Business and Nominations.
                        -----------------------------------------------

          A.  Annual Meeting of Shareholders.

                 (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Corporation's notice of meeting delivered pursuant to Section 2.04 of these Bylaws; (ii) by or at the direction of the Chairman of the Board of Directors; or (iii) by any shareholder of the Corporation who is entitled to vote at the meeting, who has complied with the notice procedures set forth in clauses (2) and (3) of this Paragraph A and who was a shareholder of record at the time such notice is delivered to the Secretary of the Corporation.

                 (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of Paragraph A(1) of this Section 2.14, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal office of the Corporation not less than seventy (70) days nor more than ninety (90) days prior to the anniversary of the preceding year's annual meeting; provided, that in the event that the date of an annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely notice by the shareholder must be so delivered not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor statute thereto (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such shareholder, as they appear on the Corporation's share transfer books, and the name and address of such beneficial owner; (b) the class or series and number of shares of beneficial interest of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner; and (c) the date or dates upon which the shareholder acquired ownership of such shares.

          (3) Notwithstanding anything in the second sentence of Paragraph A(2) of this Section 2.14 to the contrary, in the event that the number of directors to be elected to the

Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by Paragraph A of this Section 2.14 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

          B.  Special Meetings of Shareholders.

                 Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section 2.04 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this
Section 2.14 and who is a shareholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by shareholders of persons for election to the Board of Directors may be made at such a special meeting of shareholders if the shareholder's notice as required by Paragraph A(2) of this Section 2.14 shall be delivered to the Secretary at the principal office of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the seventieth (70th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

          C.  General.

                 (1) Only persons who are nominated in accordance with the procedures set forth in this Section 2.14 shall be eligible to serve as directors, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or brought in accordance with the procedures set forth in this Section 2.14 and, if any proposed nomination or business is determined not to be in compliance herewith, to declare that such defective nomination or proposal shall be disregarded.

                 (2) For purposes of this Section 2.14, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

                 (3) Notwithstanding the foregoing provisions of this Section 2.14, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in these Bylaws shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule l4a-8 under the Exchange Act or to create any additional rights with respect to any such inclusion.

          Section 2.15  Procedure for Election of Board of Directors.  Subject
                        ---------------------------------------------
to the rights of the holders of any class or series of Preferred Shares to elect directors under specified circumstances, and to the laws of the State of Texas, each shareholder having the right to vote for the election of directors shall, unless otherwise provided in the Articles of Incorporation or by applicable law, have the right to vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are to be elected and for whose election such shareholder has the right to vote. Unless otherwise provided by the Articles of Incorporation, no shareholder shall have the right or be permitted to cumulate his or her votes on any basis. Election of directors at all meetings of the shareholders at which directors are to be elected may be viva voce, unless the Chairman of the meeting shall order, or any shareholder shall demand, that voting be by written ballot, and, except as otherwise expressly provided with respect to the right of the holders of any series of Preferred Shares to elect additional directors under specified circumstances, a majority of the votes cast thereat shall elect. Voting on any other question or election may be viva voce, unless the Chairman of the meeting shall order, or any shareholder shall demand, that voting be by written ballot.

          Section 2.16  Opening and Closing of the Polls.  The Chairman of the
                        ---------------------------------
meeting shall fix, and announce at the meeting, the date and time of the opening and the closing of the polls for each matter upon which the shareholders are to vote at the meeting.

          Section 2.17  Inspectors.  At any meeting of shareholders, the
                        ----------
Chairman of such meeting may, and upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting. Such inspector or inspectors shall ascertain and report the number of shares represented at such meeting in person or by proxy, based upon the determination of such inspector or inspectors of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct voting with impartiality and fairness to all shareholders. Each report of inspectors shall be in writing and signed by the inspector or, if there is more than one, by a majority of inspectors acting at such meeting, in which event the report of the majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at a meeting and the results of voting thereat shall be prima facie evidence thereof.

                                  ARTICLE III

                                   DIRECTORS

          Section 3.01  Management.  The powers of the Corporation shall be
                        ----------
exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these Bylaws directed or required to be exercised and done by the shareholders.

          Section 3.02  Number, Tenure and Qualifications.  Subject to the
                        ---------------------------------
rights of the holders of any class or series of Preferred Shares to elect directors under specified circumstances, the number of directors shall be fixed from time to time pursuant to a resolution adopted by a majority of the Whole Board, but shall consist of not more than twenty-five (25) nor less than one (1) director who need not be residents of the State of Texas and need not hold shares in the Corporation. At such time as the Board of Directors shall consist of three (3) or more directors, the directors, other than those who may be elected by the holders of any series of Preferred Shares, shall be divided into three classes, as nearly equal in number as possible. One class of directors initially shall have a term expiring at the first annual meeting of shareholders held after such division into classes, another class initially shall have a term expiring at the second annual meeting of shareholders held after such division into classes, and another class initially shall have a term expiring at the third annual meeting of shareholders held after such division into classes. Members of each class shall hold office until their respective successors are elected and qualified. At each succeeding annual meeting of the shareholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected by a majority vote of all votes cast at such meeting, to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

          Section 3.03  Vacancies.  Except as otherwise provided in this Section
                        ---------
3.04, subject to the rights of the holders of any class or series of Preferred Shares to elect additional directors under specified circumstances, unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, or other cause relating to a then-existing Board position shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and newly created directorships resulting from an increase in the authorized number of directors shall be filled by the affirmative vote of a majority of the Whole Board and, in either event, directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director. Vacancies on the Board of Directors due to the removal of a director may be filled by the shareholders at an annual or special meeting called for that purpose, and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected expires and until each such director's successor shall have been duly elected and qualified. The appointment or election of a successor director shall be considered an amendment to the Articles of Incorporation.

          Section 3.04  Removal.  Subject to the rights of the holders of any
                        -------
class or series of Preferred Shares to elect additional directors under specified circumstances, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80 percent of the then outstanding Voting Shares, voting together as a single class.

          Section 3.05  Location of Meetings.  Meetings of the Board of
                        --------------------
Directors, regular or special, may be held either within or without the State of Texas.

          Section 3.06  First Meeting of New Board.  The first meeting of each
                        --------------------------
newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the shareholders to fix the time and place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the shareholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

          Section 3.07  Regular Meetings.  A regular meeting of the Board of
                        -----------------
Directors to elect officers and consider other business shall be held without notice other than this Section 3.08 immediately after, and at the same place as, each annual meeting of shareholders. The Board of Directors may, by resolution, designate the time and place for additional regular meetings without notice other than such resolution.

          Section 3.08  Special Meetings.  Special meetings of the Board of
                        ----------------
Directors shall be called at the request of the Chairman of the Board, the Vice Chairman of the Board, the Chief

Executive Officer, the President or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meeting.

          Section 3.09  Notice.  Notice of any special meeting shall be given to
                        -------
each director at his business or residence as recorded in the books and records of the Corporation or at such other address as such director may designate in writing to the Secretary of the Corporation by mail, by telegram or express courier, charges prepaid, by facsimile or telephonic communication. If mailed, such notice shall be deemed adequately delivered if deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before the day of such meeting. If by telegram, such notice shall be deemed adequately delivered if the telegram is delivered to the telegraph company at least twenty-four (24) hours before the time set for such meeting. If by express courier, the notice shall be deemed adequately given if delivered to the courier company at least two (2) days before the day of such meeting. If by telephone or facsimile, the notice shall be deemed adequately delivered if given at least twelve (12) hours prior to the time set for such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws as provided under Article VIII hereof. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing, either before or after such meeting. Attendance of a director at a meeting shall constitute waiver of notice of that meeting unless he or she attends for the sole and express purpose of objecting to the transaction of business on the ground that the meeting was not lawfully called or convened.

          Section 3.10  Quorum.  A number of directors equal to at least a
                        -------
majority of the directors then in office shall constitute a quorum for the transaction of business; provided, however, that if the Whole Board consists of two or three directors, two directors shall constitute a quorum, if the Whole Board consists of one director, one director shall constitute a quorum and that in no event may less than one third (1/3) of the Whole Board constitute a quorum. Anything else herein to the contrary notwithstanding, if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. Except as may otherwise be provided by the Articles of Incorporation, these Bylaws or applicable law, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal or departure of enough directors to leave less than a quorum.

          Section 3.11  Presumption of Assent.  A director of the Corporation
                        ----------------------
who is present at a meeting of the directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof.

          Section 3.12  Adjournments.  Any meeting of the Board of Directors may
                        -------------
be adjourned prior to the completion of business thereat. Notice of the subsequent meeting held as a result of an adjournment, other than by announcement at the meeting at which the adjournment is taken, shall not be necessary. If a quorum is present at such subsequent meeting, any business may be transacted thereat which could have been transacted at the meeting which was adjourned.

          Section 3.13  Action Without Meeting.  Any action required or
                        ----------------------
permitted to be taken at a meeting of the Board of Directors or any committee may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting of the Board of Directors or the committee, as the case may be, duly called and held.

          Section 3.14  Telephone Meetings.  Directors and committee members may
                        ------------------
participate in and hold a meeting by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          Section 3.15  Committees of Directors.   The Board of Directors, by
                        -----------------------
resolution or resolutions passed by a majority of the Whole Board, may designate from among the members of the directors one or more committees which, to the extent provided in such resolution or resolutions, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation to the extent consistent with the TBCA, except the power to amend the Articles of Incorporation, to approve a plan of merger or share exchange, to declare dividends or distributions on shares, to amend these Bylaws, to issue shares except in the manner and to the extent prescribed by the Articles of Incorporation, these Bylaws or any resolution designating the committee, to fill vacancies in the directors or in the committee, to elect or remove officers of the Corporation or members of the committee, to fix the compensation of any member of the committee, to recommend to the shareholders any action requiring shareholder approval, or to approve any merger, consolidation or share exchange which does not require shareholder approval, each committee to consist of one (1) or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. Unless the Board of Directors shall provide otherwise, the presence of one-half ( 1/2) of the total membership of any committee of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of such committee and the act of a majority of those present shall be the act of such committee; provided, however, that if the committee consists of one director, one director shall constitute a quorum and his act shall be the act of the committee. Each committee shall keep regular minutes of its proceedings and report the same to the full Board of Directors when so requested.

          Section 3.16  Compensation of Directors.  The directors may be paid
                        -------------------------
their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the board may be allowed like compensation for attending committee meetings.

          Section 3.17  Minutes.  The Board of Directors shall keep regular
                        -------
minutes of its proceedings, and such minutes shall be placed in the minute book of the Corporation.

                                  ARTICLE IV

                                    NOTICES

          Section 4.01  General.  Notices to shareholders, directors and
                        -------
committee members shall be in writing and may be delivered personally or mailed by U.S. mail, postage prepaid, to the shareholders, directors or committee members, respectively, at their addresses appearing on the books and share transfer records of the Corporation. Notice to shareholders shall be deemed to be given at the time when the same shall be so delivered or mailed. Notice to directors and committee members may also be given by nationally recognized overnight delivery or courier service, facsimile transmission or telegram, and shall be deemed given when such notice shall be received by the proper recipient or, if earlier, (i) in the case of an overnight delivery or courier service, one (1) day after such notice is sent by such overnight delivery or courier service; (ii) in the case of telegraph, when deposited at a telegraph office for transmission and all appropriate fees therefor have been paid; and (iii) in the case of mailing by U.S. mail, three (3) days after such notice is mailed as described above.

          Section 4.02  Waivers.  Whenever any notice is required to be given to
                        -------
any shareholder, director or committee member under the provisions of law or of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

          Section 4.03  Attendance as Waiver.  Attendance of a director or
                        --------------------
member of a committee at a meeting shall constitute a waiver of notice of such meeting, except where a director or committee member attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          Section 4.04  Omission of Notice to Shareholders.  Any notice required
                        ----------------------------------
to be given to any shareholder under any provision of the TBCA, the Articles of Incorporation or these Bylaws need not be given to the shareholder if (1) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a twelve (12) month period have been mailed to that person, addressed at his address as shown on the share transfer records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

                                   ARTICLE V

                                   OFFICERS

          Section 5.01  Categories of Officers.  The elected officers of the
                        -----------------------
Corporation may consist of a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a President, one or more Executive Vice Presidents or Vice Presidents, a Secretary and a Treasurer. Such other officers, assistant officers, agents and employees as the Board of Directors may from time to time deem necessary may be elected by the Board of Directors or appointed by the Chairman of the Board. The Chairman of the Board and the Vice Chairman of the Board, if elected, shall be chosen from among the directors. Two or more offices may be held by the same person, except that a person may not concurrently serve as the President and a Vice President or Executive Vice President. Each officer chosen or appointed in the manner prescribed by the Board of Directors shall have such powers and duties as generally pertain to his or her office or offices, subject to the specific provisions of this Article V. Such officers also shall have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof authorized to do so.

          Section 5.02  Election and Term of Office.  The elected officers of
                        ----------------------------
the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is convenient. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified, or until his or her death or until he or she shall resign or be removed from office.

          Section 5.03  Chairman of the Board.  The Chairman of the Board, if
                        ----------------------
elected, shall preside at all meetings of the shareholders and of the Board of Directors. The Chairman of the Board shall be responsible for general management of the affairs of the Corporation and shall perform all duties incidental to the office which may be required by law, and all such other duties as may properly be required by the Board of Directors. Except where by law the signature of the Chief Executive Officer or the President is required, the Chairman of the Board shall possess the same power as the Chief Executive Officer and the President to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors. The Chairman of the Board shall make such reports to the Board of Directors and the shareholders as are properly required by the Board of Directors. The Chairman of the Board shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

          Section 5.04  Vice Chairman of the Board.  The Vice Chairman of the
                        --------------------------
Board, if elected, shall, in the absence of the Chairman, preside at all meetings of the shareholders and of the Board of Directors. The Vice Chairman of the Board shall, together with the Chairman of the Board and the Chief Executive Officer, act in a general executive capacity and shall have such powers and duties as set forth in these Bylaws or as from time to time may be established by the Board of Directors. The Vice Chairman of the Board may, in the absence of or because of the inability to act of the Chairman of the Board, and if so authorized by the Board of Directors, perform all duties of the Chairman of the Board. Except where by law the signature of the Chief Executive Officer or the President is required, the Vice Chairman of the Board shall possess the same power as the Chief Executive Officer and the President to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors.

          Section 5.05  Chief Executive Officer.  The Chief Executive Officer
                        ------------------------
shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Corporation's business and general supervision of its policies and affairs. The Chief Executive Officer may, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and, in the absence of or because of the inability to act of the Chairman of the Board and the Vice Chairman of the Board, preside at all meetings of shareholders and of the Board of Directors. The Chief Executive Officer may sign, alone or with the Secretary or any assistant secretary or any other officer of the Corporation properly authorized by the Board of Directors, certificates, contracts and other instruments of the Corporation as authorized by the Board of Directors.

          Section 5.06  President.  The President shall be the chief operating
                        ----------
officer of the Corporation, shall act in a general executive capacity and shall assist the Chairman of the Board and the Chief Executive Officer in the administration and operation of the Corporation's business and general supervision of its policies and affairs. The President may, in the absence of or because of the inability to act of the Chairman of the Board and the Chief Executive Officer, perform all duties of the Chairman of the Board and, in the absence of or because of the inability to act of the Chairman of the Board, the Vice Chairman of the Board and the Chief Executive Officer, preside at all meetings of shareholders and of the Board of Directors. The President may sign, alone or with the Secretary or any assistant secretary or any other officer of the Corporation properly authorized by the Board of Directors, certificates, contracts and other instruments of the Corporation as authorized by the Board of Directors.

          Section 5.07  Vice Presidents.  The Vice President or Vice Presidents,
                        ----------------
if any, including any Executive Vice Presidents, shall perform the duties of the Chief Executive Officer and the

President in the absence or disability of both the Chief Executive Officer and the President, and shall have such powers and perform such other duties as the Board of Directors or the Chairman of the Board from time to time may prescribe.

          Section 5.08  Secretary.  The Secretary shall give, or cause to be
                        ---------
given, notice of all meetings of shareholders and directors and all other notices required by law, by the Articles of Incorporation or by these Bylaws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors, upon whose request the meeting is called, as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the shareholders of the Corporation in a book or books to be kept for that purpose, and shall perform such other duties as from time to time may be prescribed by the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President. The Secretary shall have custody of the seal, if any, of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President, and shall attest to the same.

          Section 5.09  Assistant Secretaries.  The assistant secretaries, if
                        ---------------------
any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and exercise such other powers as the Board of Directors may from time to time prescribe.

          Section 5.10  Treasurer.  The Treasurer shall have custody of all
                        ----------
Corporation funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation in such manner as may be ordered by the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President, taking proper vouchers for such disbursements. The Treasurer shall render to the Chairman of the Board, the Chief Executive Officer, the President and the Board of Directors, whenever requested, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her other duties in such amount and with such surety as the Board of Directors shall prescribe. The Treasurer also shall perform such duties and have such powers as the Board of Directors from time to time may prescribe.

          Section 5.11  Assistant Treasurers.  The assistant treasurers, if any,
                        --------------------
in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and exercise such other powers as the Board of Directors may from time to time prescribe.

          Section 5.12  Removal.  Any officer elected by the Board of Directors
                        --------
or appointed in the manner prescribed hereby may be removed by a majority of the members of the Whole Board whenever, in their judgment, the best interests of the Corporation would be served thereby. No elected or appointed officer shall have any contractual rights against the Corporation for compensation by virtue of such election or appointment beyond the date of the election or appointment of his or her successor, his or her death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment or similar contract or under an employee deferred compensation plan.

          Section 5.13  Salaries.  The Board of Directors shall fix the salaries
                        ---------
of the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer and the President of the Corporation, or may delegate the authority to do so to a duly constituted Executive Compensation Committee. The salaries of other officers, agents and employees of the Corporation may be fixed by the Board of Directors, by a committee of the Board, by the Chairman of the Board or by another officer or committee to whom that function has been delegated by the Board of Directors or the Chairman of the Board.

          Section 5.14  Vacancies.  Any newly created office or vacancy in any
                        ---------
office because of death, resignation or removal shall be filled by the Board of Directors or, in the case of an office not specifically provided for in Section
5.01 hereof, by or in the manner prescribed by the Board of Directors. The officer so selected shall hold office until his or her successor is duly selected and shall have qualified, unless he or she sooner resigns or is removed from office in the manner provided in these Bylaws.

          Section 5.15  Resignations.  Any director or officer, whether elected
                        ------------
or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Secretary. No action shall be required of the Board of Directors or the shareholders to make any such resignation effective.

                                  ARTICLE VI

                                SHARES OF STOCK

          Section 6.01  Share Certificates.  Each shareholder shall be entitled
                        ------------------
to a certificate or certificates, in a form approved by the Board of Directors and consistent with the TBCA, which shall represent and certify the number, kind and class of shares owned by him or her in the Corporation. Each certificate shall be signed by the Chairman of the Board, the President or a Vice President, and by the Secretary or the Treasurer (or an assistant secretary or assistant treasurer, if any) and, pursuant to resolutions of the Board of Directors, any such signature may be in facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on, a certificate has ceased to hold such office before the certificate is issued, it nevertheless may be issued by the Corporation with the same effect as if he or she held such office at the date of issue.

          Section 6.02  Issuance; Payment.  Shares (both treasury and authorized
                        -----------------
but unissued) may be issued for such consideration (not less than par value in the case of authorized but unissued shares) and to such persons as the Board of Directors may from time to time determine. Consideration for the issuance of shares may be paid in whole or in part, in money or other property, tangible or intangible, and/or by labor or services actually performed for the Corporation. When payment of the consideration for which shares are to be issued shall have been received by the Corporation, such shares shall be deemed fully paid and nonassessable. Neither promissory notes nor future services shall constitute payment or part payment to the Corporation for shares. In the absence of fraud in the transaction, the good faith determination of the Board of Directors as to the value of the consideration received for shares shall be conclusive. No certificate shall be issued for any share or shares until the consideration therefor has been fully paid.

          Section 6.02  Shares of More than One Class.  If the Corporation is
                        -----------------------------
authorized to issue shares of more than one class, each certificate representing shares issued by the Corporation (1) shall conspicuously set forth on the face or back of the certificate a full statement of (a) all of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, (b) if the Corporation is authorized to issue shares of any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series to the extent they have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series; or (2) shall conspicuously state on the face or back of the certificate that (a) such a statement is set forth in the Articles of Incorporation on file in the office of the Secretary of State and (b) the Corporation will furnish a copy of such statement to the record holder of the certificate without charge on written request to the Corporation at its principal place of business or registered office.

          Section 6.03  Limitation of Preemptive Rights.  Every certificate
                        -------------------------------
representing shares issued by the Corporation (1) shall conspicuously set forth upon the face or back of the certificate a full statement of the limitation or denial of preemptive rights contained in the articles of incorporation, or (2) shall conspicuously state on the face or back of the certificate (a) that there is on file in the office of the Secretary of State a full statement of the limitation or denial of preemptive rights contained in the Articles of Incorporation, and (b) that the Corporation will furnish a copy of such statement to any shareholder without charge upon written request to the Corporation at its principal place of business or registered office.

          Section 6.04  Signatures.  The signatures of the Chairman of the
                        ----------
Board, President or any Vice President and the Secretary, Assistant Secretary or Treasurer or Assistant Treasurer upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of the issuance.

          Section 6.05  Lost Certificates.  The Board of Directors may direct a
                        -----------------
new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

          Section 6.06  Transfer of Certificates.  Upon surrender to the
                        ------------------------
Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 6.07  Restriction of Transfer of Shares.  If the Corporation
                        ---------------------------------
issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under any applicable state securities laws, the transfer of any such shares shall be restricted in accordance with the following legend, which shall be conspicuously set forth on the face or on the back of each certificate representing such shares.

     "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under the Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144(k) of the Act, or any other valid exemption thereunder."

          In the event any restriction on the transfer, or registration of the transfer, of shares shall be imposed or agreed to by the Corporation, each certificate representing shares so restricted (1) shall conspicuously set forth a full or summary statement of the restriction on the face of the certificate, or (2) shall set forth such statement on the back of the certificate and conspicuously refer to the same on the face of the certificate, or (3) shall conspicuously state on the face or back of the certificate that such a restriction exists pursuant to a specified document and (a) that the Corporation will furnish to the record holder of the certificate a copy of the specified document without charge upon written request to the Corporation at its principal place of business or registered office, or (b) if such document is one required or permitted by law to be and has been so filed, that such specified document is on file in the office of the Secretary of State and contains a full statement of such restriction.

          Section 6.08  Registered Holders of Shares.  Unless otherwise provided
                        ----------------------------
in the TBCA, and subject to the provisions of Chapter 8 - Investment Securities of the Texas Business and Commerce Code, as amended:

          (1) The Corporation may regard the person in whose name any shares of the Corporation are registered in the share transfer records of the Corporation at any particular time

(including, without limitation, as of a record date fixed pursuant to Section
2.12 of these Bylaws) as the owner of those shares at that time for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive rights with respect to those shares, entering into any agreements with respect to those shares in accordance with Articles 2.22 or 2.30 of the TBCA, or giving proxies with respect to those shares; and

          (2) Neither the Corporation nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person does not possess a certificate representing those shares.

                                  ARTICLE VII

                              GENERAL PROVISIONS

          Section 7.01  Dividends.  The Board of Directors may declare and the
                        ---------
Corporation may pay dividends on its outstanding shares in cash, property or its own shares pursuant to law and subject to the provisions of its Articles of Incorporation.

          Section 7.02  Reserves.  The Board of Directors may by resolution
                        --------
create a reserve or reserves out of surplus for any proper purpose or purposes, and may modify or abolish any such reserve in the same manner.

          Section 7.03  Books and Records.  The Corporation shall keep books and
                        -----------------
records of account and shall keep minutes of the proceedings of all meetings of the shareholders, the Board of Directors and each committee of the Board of Directors. The Corporation shall keep at its registered office or, whether within or outside the state of Texas, at its principal place of business or at the office of its transfer agent or registrar, a record of the original issuance of shares

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

issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration of transfer. Such records shall contain the names and addresses of all past and current shareholders and the number and class of shares issued by the Corporation held by each of them. Any books, records, minutes and share transfer records may be in written form or in any other form capable of being converted into written form within a reasonable time.

          Section 7.04  Checks.  All checks or demands for money and notes of
                        ------
the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

          Section 7.05  Fiscal Year.  The fiscal year of the Corporation shall
                         -----------
be fixed by the resolution of the Board of Directors.

          Section 7.06  Seal.  The corporate seal shall have inscribed thereon
                        ----
the name of the Corporation, the year of its organization and the words "Corporate Seal, Texas." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

          Section 7.07  Construction.  Whenever the context or circumstances so
                        ------------
require, for all terms used herein the masculine shall include the feminine and neuter, and the singular shall include the plural, and vice versa. If any provision of these Bylaws shall be held illegal, invalid or inoperative, then, so far as is reasonable and possible (1) the remainder of the Bylaws shall be and remain legal, valid and operative and (2) effect shall be given the intent manifested by the provision held illegal, invalid or inoperative and to that end, such illegal, invalid or inoperative provision shall be deemed to have been replaced by a provision that is as similar to such illegal, invalid or inoperative provision as possible and still be legal, valid and operative.


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

          Section 7.08  Execution of Written Instruments.  Contracts, deeds,
                        ---------------------------------
documents, and other instruments shall be executed by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President and attested by the Secretary or an assistant secretary, unless the Board of Directors shall designate other authorized signatories or other procedures for their execution.

          Section 7.09  Signing of Checks and Notes.  Checks, notes, drafts, and
                        ----------------------------
demands for money shall be signed by such person or persons as may be designated by the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President.

          Section 7.10  Voting of Securities Held in Other Entities.  In the
                        -------------------------------------------
absence of other arrangements by the Board of Directors, securities issued by any other trust, corporation, partnership or other entity and owned or controlled by this Corporation may be voted at any security holders' meeting of such other entity by the Chairman of the Board of this Corporation or, if he or she is not present at the meeting, by the Chief Executive Officer, the President, the Vice Chairman of the Board or any Vice President of this Corporation, and in the event none of the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman of the Board or any Vice President is to be present at a meeting, the securities may be voted by such person as the Chairman of the Board and the Secretary of the Corporation shall, by duly executed proxy, designate to represent the Corporation at the meeting.

          Section 7.11  Headings.  Headings used in these Bylaws have been
                        --------
inserted for administrative convenience only and do not constitute matter to be construed in interpretation of the substantive provisions of these Bylaws.

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

                                 ARTICLE VIII

                              AMENDMENT OF BYLAWS

     These Bylaws may be amended, added to, rescinded or repealed at any meeting of the Board of Directors or of the shareholders provided that the notice of the proposed change was delivered pursuant to Section 3.10 or Section 2.04 hereof. as applicable.


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